                                                            SEMIANNUAL REPORT TO
                                                       SHAREHOLDERS FOR THE YEAR
                                                            ENDED MARCH 31, 1998

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[KEMPER LOGO]
Offering investors the opportunity for high current income and preservation of capital

KEMPER SHORT-INTERMEDIATE
GOVERNMENT FUND




                 "... Our strategy this year has been to add
                    more mortgage product to add yield to
              the portfolio.  We want to do this intelligently,
                     when mortgages are inexpensive. ..."


                                                             [kEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
PORTFOLIO STATISTICS
8
SHAREHOLDERS' MEETING
9
PORTFOLIO OF
INVESTMENTS
10
FINANCIAL STATEMENTS
12
NOTES TO
FINANCIAL STATEMENTS
16
FINANCIAL HIGHLIGHTS


AT A GLANCE
--------------------------------------------------------------------------------
KEMPER SHORT-INTERMEDIATE
GOVERNMENT FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1998
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                                                2.93%
CLASS B                                                                2.24%
CLASS C                                                                2.42%
LIPPER SHORT INTERMEDIATE GOVERNMENT FUNDS CATEGORY AVERAGE*           3.13%



Returns and rankings are historical and do not represent future performance. returns, rankings and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost.

* Lipper Analytical Services, Inc. returns and rankings are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

--------------------------------------------------------------------------------
NET ASSET VALUE
                                     AS OF     AS OF
                                    3/31/98   9/30/97
--------------------------------------------------------------------------------
    KEMPER SHORT-INTERMEDIATE
    GOVERNMENT FUND CLASS A           $7.78     $7.80
--------------------------------------------------------------------------------
    KEMPER SHORT-INTERMEDIATE
    GOVERNMENT FUND CLASS B           $7.73     $7.77
--------------------------------------------------------------------------------
    KEMPER SHORT-INTERMEDIATE
    GOVERNMENT FUND CLASS C           $7.75     $7.78
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER SHORT-INTERMEDIATE
GOVERNMENT FUND RANKINGS*
--------------------------------------------------------------------------------
COMPARED TO ALL OTHER FUNDS IN THE LIPPER SHORT INTERMEDIATE GOVERNMENT FUNDS CATEGORY

                    CLASS A                CLASS B               CLASS C
--------------------------------------------------------------------------------
1-YEAR          #87 of 97 funds        #93 of 97 funds       #92 of 97 funds
--------------------------------------------------------------------------------
5-YEAR          #39 of 44 funds        #43 of 44 funds              N/A
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DIVIDEND AND YIELD REVIEW
--------------------------------------------------------------------------------

THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF MARCH 31, 1998.

                      CLASS A   CLASS B   CLASS C
--------------------------------------------------------------------------------
SIX-MONTHS
INCOME:               $ .2460   $ .2312   $ .2163
--------------------------------------------------------------------------------
MARCH DIVIDEND:       $ .0410   $ .0354   $ .0358
--------------------------------------------------------------------------------
ANNUALIZED
DISTRIBUTION
RATE:                   6.32%     5.50%     5.54%
--------------------------------------------------------------------------------
SEC YIELD+:             4.71%     3.87%     4.11%
--------------------------------------------------------------------------------

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on March 31, 1998.
  Distribution rate simply measures the level of dividends and is not a complete measure of performance. The SEC yield is net investment income per share earned over the month ended March 31, 1998 shown as an annualized percentage of the maximum offering price on that date. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission.

TERMS TO KNOW

YOUR FUNDS' STYLE

FIXED STYLE BOX

--------------------------------------------------------------------------------
MORNINGSTAR FIXED-INCOME STYLE BOX
--------------------------------------------------------------------------------
Source: Morningstar, Inc., Chicago, IL 312-696-6000. (Morningstar Style Box is based on a portfolio date as of March 31, 1998.) The Fixed-Income Style Box place- ment is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

Please note that style boxes do not represent an exact assessment of risk and do not represent future performance. Please consult the prospectus for a description of investment policies.

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent.

DURATION A measure of the interest rate sensitivity of a portfolio, incorporating time to maturity and coupon size. The longer the duration, the greater the interest rate risk.

ECONOMIC OVERVIEW

[SILVA'S PHOTO]

  DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.
  SILVIA HOLDS A BACHELOR OF ARTS AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.
  SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We can expect this favorable climate to continue--in spite of the sensitivity--at least over the shorter term.
  As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash--$37.5 billion--into mutual funds in March. This record flow surpassed the prior monthly record of $32.7 billion in net mutual fund investing set in January 1996. Two years ago, many experts were concerned that the bull market was close to being on its last legs. Quite remarkably today, investors are still betting on equities. Nearly 75 percent of the new cash flowing into mutual funds in March went into stock funds, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry.
  Unfortunately, high expectations often combine with high anxiety--today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.
  While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.
  On Monday, April 27, expectations were tested by reports that the Federal Reserve Board (Fed) was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. Ultimately, we do not anticipate that an interest rate hike will materialize in the second quarter; however, the Fed's monetary policy meeting shortly after the release of this overview will provide more information.
  Our positive outlook for this quarter is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.
  Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 15 percent year-to-date as of April 30. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.
  U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth will increase between 2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.
  Consumer spending and corporate fixed investments have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.
  Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $40 billion to $50 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

ECONOMIC OVERVIEW
--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.
  The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]



                             NOW (4/30/98)   6 MONTHS AGO    1 YEAR AGO    2 YEARS AGO
10-YEAR TREASURY RATE(1)           5.64          5.88           6.71          6.74
PRIME RATE(2)                      8.5           8.5            8.5           8.25
INFLATION RATE(3)*                 1.38          2.08           2.43          2.9
THE U.S. DOLLAR(4)                 3.92          9.65           6.55          8.51
CAPITAL GOODS ORDERS(5)*          10.89         11.72           8.17          6.82
INDUSTRIAL PRODUCTION(5)*          4.27          5.77           4.72          3.49
EMPLOYMENT GROWTH(6)*              2.59          2.36           2.27          1.78


(1) Falling interest rates in recent years have been a big plus for financial assets.

(2)  The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces as investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Changes in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5)  These influence corporate profits and equity performance.

(6)  An influence on family income and retail sales.

 *   Data as of March 31, 1998.

  Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.
  In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe has also been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen.
  Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.
  As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

JOHN E. SILVIA
May 8, 1998

PERFORMANCE UPDATE

[VANDENBERG PHOTO]

RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE IS THE PORTFOLIO MANAGER OF KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE. HE RECEIVED BOTH A BACHELOR'S DEGREE AND M.B.A. FROM THE UNIVERSITY OF WISCONSIN. THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

A STABLE INTEREST RATE ENVIRONMENT PROVIDED FEW OPPORTUNITIES FOR THE KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND TO CAPTURE ADDITIONAL YIELD DURING THE LATEST SEMIANNUAL PERIOD, BUT A GREATER ALLOCATION TO MORTGAGES HAS IMPROVED THE FUND'S OUTLOOK. PORTFOLIO MANAGER DICK VANDENBERG DISCUSSES THE ECONOMIC EVENTS OF THE PAST SIX MONTHS AND THEIR AFFECT ON THE FUND.

Q     HOW DID ECONOMIC CONDITIONS AFFECT THE BOND MARKETS OVER THE SIX-MONTH
PERIOD FROM OCTOBER 1, 1997 THROUGH MARCH 31, 1998?

A     The force most affecting the markets over the past six months was the
Asian financial crisis. The unfolding problems in Southeast Asia instigated a major correction in the stock market on October 27, 1997 when the stock market lost 7 percent of its value. The market recovered within a few weeks, so the impact of the tumble was short-lived. The Asian crisis, however, continued, tempering the outlook for economic growth going forward. Asia's perceived impact on the U.S. economy caused Wall Street to lower its estimates of 1998 economic activity by about 1 percent and enhanced the outlook for continued low inflation for 1998.

      In reality, both the Asian crisis and the market tumble were good for fixed income securities, causing rates to fall somewhat. Problems in the stock market usually have a positive effect on bonds because investors flee toward investment of higher quality and safety. The thought is that if there is a major meltdown in the stock market, the Federal Reserve System would provide liquidity as the last resort. Also, in a financial crisis, the Fed will hold rates steady or maybe even lower them. So during that period of time we had a slight drop in interest rates and therefore the prices of fixed-income securities rose.

Q     HOW DID YOU POSITION KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND IN LIGHT OF
THE ASIAN CRISIS?

A     When we began to suspect that the problems in Asia were going to develop into a worldwide issue, we started to lengthen our durations, thinking that this was going to be positive for bonds. We were preparing for a drop in interest rates. By mid-December, interest rate levels reflected all the good news in the bond market. It was widely accepted that there was an Asian crisis and that it would hurt Gross Domestic Product (GDP) growth in 1998. But people began to suspect that the economy was still going to grow, and it became more apparent that the Federal Reserve Board (the Fed) wasn't going to move immediately to lower interest rates.

      When Federal Reserve policy is stable, the only way to add value to a short-intermediate bond fund like this one is through sector allocations. Differentiating yourself from a duration perspective won't add value unless the Federal Reserve Bank is changing policy. Our strategy this year has been to add more mortgage product to add yield to the portfolio. We want to do this intelligently, when mortgages are inexpensive.

PERFORMANCE UPDATE

Q     HOW DID THE FUND PERFORM?

A     The fund returned 2.93 percent for the six-month period ending March 31,
1998, compared with its Lipper peer group, which returned 3.13 percent. I attribute the twenty basis points underperformance of the fund to its underallocation in mortgages in most of the fourth quarter. We've made a lot of progress to correct that. In fact, for the second half of the period, from January 1 through March 31, the fund returned 1.32 percent versus its peers'
1.28 percent. For March alone, the fund returned 0.4 percent versus the peer group's 0.28 percent.

Q     WHAT IS YOUR OUTLOOK FOR THE GOVERNMENT BOND MARKET?

A     When we talk about any government bond fund we have to talk about Fed policy. In Federal Reserve Chairman Alan Greenspan's Humphrey-Hawkins testimony February 4, 1998, he indicated that the Fed's outlook was fairly evenly balanced. Although domestic growth was strong, he indicated that he felt the Asian impact had not yet hit the domestic economy, and that when it did, he expected domestic growth to moderate. He also noted that inflation was low and he did not expect it to pick up in the near term.

      The general feeling after his speech was that the Federal Reserve Bank was probably going to be on hold for a while and it would probably watch the economic numbers that are released this second quarter as carefully as the rest of us will. The Fed will be monitoring economic activity for signs of the Asian impact. Questions the Fed will try to answer include whether or not the Asian impact would be strong enough to moderate growth if the economy starts to overheat and whether the problems in Asia cause our own economy to falter. The economic numbers will determine whether the Fed adjusts rates and in what direction.

      At the same time, we're coming into a seasonal pattern when interest rates typically fall. This pattern is related to the Treasury calendar. Typically, the U.S. Treasury is a large net borrower in the first quarter and then pays down debt in the second quarter. Sometimes the swing is as much as $50 billion or more. This time the swing in Treasury financing is friendly for the Treasury market in terms of supply. We would expect rates to at least be stable and possibly fall to the low end of the trading range, which would be around 5.6 percent to 5.75 percent in terms of long treasuries. We wouldn't expect long treasury yields to rise above 6 per cent during the course of this quarter either.

      All in all, we think it's going to be a fairly friendly quarter. We don't expect a lot of movement one way or another except for the bias toward slightly lower rates because of the seasonal pay down pattern in the Treasury financing calendar.

Q     AND HOW WILL YOU POSITION KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND TO
TAKE ADVANTAGE OF THIS?

A     If we thought rates were going to drop, we would lengthen durations to lock in higher yields. If we thought the Fed was planning to raise rates, we would shorten durations to protect the fund. But because we don't expect the Fed to change policy, there is no benefit to making changes in the fund's duration.

      The only position we're trying to achieve is to add mortgages when they become cheap on the short end of the yield curve. We've been picking away at it, adding shorter duration mortgages. We've been rather successful with this, and today the fund is just over 50 percent allocated to mortgages, up from the mid-30 to 40 percent area last fall.

      We're working to boost our allocation in mortgages to bump up the yield in the fund and we think with a stable trading range rate environment, mortgages should do very well. We will continue to add well-structured, stable mortgages. They enjoy the same default quality as Treasuries since they are fully guaranteed by the federal government or an agency of the federal government, but we get 75 to 100 basis points more in yield. The reason the fund underperformed last fall was that it was significantly underallocated in mortgages. So going forward, it is going to become more and more mortgage oriented. It will continue to have a short duration like it always has, with a stable NAV, but the yield should rise.

10-year Treasury rate(1)       5.64          5.88       6.71          6.74
Prime rate(2)                  8.5           8.5        8.5           8.25
Inflation rate(3)*             1.38          2.08       2.43          2.9
The U.S. dollar(4)             3.92          9.65       6.55          8.51
Capital goods orders(5)*      10.89         11.72       8.17          6.82
Industrial production(5)*      4.27          5.77       4.72          3.49
Employment growth(6)*          2.59          2.36       2.27          1.78

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*


--------------------------------------------------------------------------
                                        ON 3/31/98              ON 9/30/97
--------------------------------------------------------------------------
    GOVERNMENTS:
    SHORT-TERM                              35%                     45%
--------------------------------------------------------------------------
    INTERMEDIATE-TERM                       --                      11
--------------------------------------------------------------------------
    MORTGAGE-BACKED                         53                      42
--------------------------------------------------------------------------
    CORPORATE BONDS                         12                       2
--------------------------------------------------------------------------
                                           100%                    100%

                                        [PIE CHART]             [PIE CHART]
                                         ON 3/31/98              ON 9/30/97
YEARS TO MATURITY

--------------------------------------------------------------------------
                                        ON 3/31/98              ON 9/30/97
--------------------------------------------------------------------------
    LESS THAN 3 YEARS                       52%                     57%
----------------------------------------------------------------------
    3-10 YEARS                              48                      43
----------------------------------------------------------------------
                                           100%                    100%

                                        [PIE CHART]             [PIE CHART]
                                        ON 3/31/98              ON 9/30/97

AVERAGE MATURITY

--------------------------------------------------------------------------
                                        ON 3/31/98              ON 9/30/97
--------------------------------------------------------------------------
--------------------------------------------------------------------------
    AVERAGE MATURITY                    3.5 years               3.5 years
--------------------------------------------------------------------------

*Portfolio composition is subject to change.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 3, 1997, a special shareholders' meeting was held and adjourned as necessary. Kemper Short-Intermediate Government Fund shareholders were asked to vote on five separate issues: election of the nine members to the Board of Trustees, ratification of Ernst & Young LLP as independent auditors, approval of new investment management agreement with Scudder Kemper Investments, Inc., approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure and approval of a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc. for Class B shares and Class C shares. The following are the results for each issue:

1) Election of Trustees

                              For         Withheld
   David W. Belin          372,832,981   8,048,482
   Lewis A. Burnham        373,128,591   7,752,872
   Donald L. Dunaway       373,043,751   7,837,712
   Robert B. Hoffman       373,123,371   7,758,092
   Donald R. Jones         373,062,367   7,819,097
   Shirley D. Peterson     372,956,252   7,925,211
   Daniel Pierce           373,059,408   7,822,055
   William P. Sommers      373,106,072   7,775,392
   Edmond D. Villani       373,000,661   7,880,803


2) Ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year.

                    For           Against          Abstain
                 368,655,365      3,181,901       9,044,198


3) Approval of new investment management agreement with Scudder Kemper Investments, Inc.

                    For           Against          Abstain
                 12,154,656       197,519         407,665


4) Approval of changes in the fund's fundamental investment policies to permit a master/feeder fund structure.

                                                                  Broker
                   For              Against         Abstain      Non-Votes
                 10,525,497       344,124         622,991       2,357,675



5) To approve a new rule 12b-1 distribution plan with Zurich Kemper Distributors, Inc.

                                                                  Broker
                   For              Against         Abstain      Non-Votes
   Class B       7,570,917        216,787         431,668       1,743,459
   Class C         471,137              0               5               0


PORTFOLIO OF INVESTMENTS

KEMPER SHORT-INTERMEDIATE GOVERNMENT FUND
Portfolio of Investments at March 31, 1998 (unaudited)
(DOLLARS IN THOUSANDS)


                                                                          COUPON                      PRINCIPAL
U.S. GOVERNMENT OBLIGATIONS            TYPE                                RATE        MATURITY        AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------------------------
U.S. TREASURY
SECURITIES - 41.7%
(Cost: $70,302)
                                       Notes                               8.875%      2000            $14,000       $ 14,901
                                                                           8.75        2000             37,000         39,538
                                                                           8.50        2000              2,000          2,138
                                                                           8.00        2001              8,000          8,529
                                                                           7.50        2002              4,000          4,266
                                       --------------------------------------------------------------------------------------
                                                                                                                       69,372
-----------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL
MORTGAGE ASSOCIATION - 25.6%
(Cost: $42,448)
                                       Agency notes                        6.01        2000              5,000          5,028
                                       Fixed rate collateralized
                                       mortgage obligations                6.625       2001              8,876          8,962
                                       Pass-through certificates           6.35        2018             10,000         10,044
                                                                           6.50        2013-2028         9,050          9,005
                                                                           7.50        2012              4,460          4,586
                                                                           9.25        2018              4,600          4,941
                                       --------------------------------------------------------------------------------------
                                                                                                                       42,566
-----------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN
MORTGAGE CORPORATION - 13.8%
(Cost: $23,053)
                                       Balloon rate mortgages              6.50        1999              9,641          9,689
                                       Adjustable rate mortgages           7.665       2022              3,831          3,923
                                       Pass-through certificates           7.00        2013              9,000          9,155
                                                                          11.25        2010                219            240
                                       --------------------------------------------------------------------------------------
                                                                                                                       23,007
-----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL
MORTGAGE ASSOCIATION - 13.6%
                                       Pass-through certificates           7.00        2015-2028        12,672         12,772
                                                                           9.00        2019-2022         9,107          9,793
                                                                           9.50        2016-2020            42             45
                                       --------------------------------------------------------------------------------------
(Cost: $22,605)
                                                                                                                       22,610
-----------------------------------------------------------------------------------------------------------------------------
CORPORATE OBLIGATIONS - 11.6%
(Cost: $19,233)
                                       BellSouth Telecommunications,
                                       Inc.                                9.19        2003                934          1,011
                                       California Infrastructure PG&E      6.15        2002              1,000          1,003
                                       California Infrastructure SCE       6.17        2003              1,000          1,004
                                       Chase Credit Cards Master           6.30        2003              5,000          5,036
                                       Trust                               6.57        2013              5,000          5,028
                                       First Plus Home Loan Trust          8.375       2001              1,000          1,061
                                       Rockwell International Corp.        6.90        2003              5,000          5,088
                                       World Omni
                                       --------------------------------------------------------------------------------------
                                                                                                                       19,231
                                       --------------------------------------------------------------------------------------
                                       TOTAL INVESTMENTS--106.3%
                                       (Cost: $177,641)                                                               176,786
                                       --------------------------------------------------------------------------------------
                                       LIABILITIES, LESS CASH AND OTHER ASSETS--(6.3)%                                (10,578)
                                       --------------------------------------------------------------------------------------
                                       NET ASSETS--100%                                                              $166,208
                                       --------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
Based on the cost of investments of $177,641,000 for federal income tax purposes at March 31, 1998, the gross unrealized appreciation was $229,000, the gross unrealized depreciation was $1,084,000 and the net unrealized depreciation on investments was $855,000.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1998 (UNAUDITED)
(IN THOUSANDS)

------------------------------------------------------------------------
 ASSETS
------------------------------------------------------------------------
Investments, at value
(Cost: $177,641)                                                $176,786
------------------------------------------------------------------------
Cash                                                               4,384
------------------------------------------------------------------------
Receivable for:
  Investments sold                                                11,187
------------------------------------------------------------------------
  Fund shares sold                                                   730
------------------------------------------------------------------------
  Interest                                                         1,883
------------------------------------------------------------------------
    TOTAL ASSETS                                                 194,970
------------------------------------------------------------------------

------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
------------------------------------------------------------------------

Payable for:
  Investments purchased                                           28,096
------------------------------------------------------------------------
  Fund shares redeemed                                               402
------------------------------------------------------------------------
  Management fee                                                      76
------------------------------------------------------------------------
  Distribution services fee                                           62
------------------------------------------------------------------------
  Administrative services fee                                         32
------------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses              69
------------------------------------------------------------------------
  Trustees' fees                                                      25
------------------------------------------------------------------------
    Total liabilities                                             28,762
------------------------------------------------------------------------
NET ASSETS                                                      $166,208
------------------------------------------------------------------------

------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
------------------------------------------------------------------------

Paid-in capital                                                 $188,888
------------------------------------------------------------------------
Accumulated net realized loss on investments                     (22,856)
------------------------------------------------------------------------
Net unrealized depreciation on investments                          (855)
------------------------------------------------------------------------
Undistributed net investment income                                1,031
------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $166,208
------------------------------------------------------------------------

------------------------------------------------------------------------
 THE PRICING OF SHARES
------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($68,588 / 8,821 shares outstanding)                             $7.78
------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 3.63% of
  net asset value or 3.50% of offering price)                      $8.06
------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($92,651 / 11,981 shares outstanding)                            $7.73
------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($4,969 / 641 shares outstanding)                                $7.75
------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 1998 (UNAUDITED)
(IN THOUSANDS)

----------------------------------------------------------------------
 NET INVESTMENT INCOME
----------------------------------------------------------------------
Interest income                                                 $5,904
----------------------------------------------------------------------
Expenses:
  Management fee                                                   470
----------------------------------------------------------------------
  Distribution services fee                                        419
----------------------------------------------------------------------
  Administrative services fee                                      201
----------------------------------------------------------------------
  Custodian and transfer agent fees and related expenses           317
----------------------------------------------------------------------
  Professional fees                                                 10
----------------------------------------------------------------------
  Reports to shareholders                                           64
----------------------------------------------------------------------
  Trustees' fees and other                                          13
----------------------------------------------------------------------
    Total expenses                                               1,494
----------------------------------------------------------------------
NET INVESTMENT INCOME                                            4,410
----------------------------------------------------------------------

----------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
----------------------------------------------------------------------

  Net realized gain on sales of investments                         73
----------------------------------------------------------------------
  Net realized loss from futures transactions                      (91)
----------------------------------------------------------------------
    Net realized loss                                              (18)
----------------------------------------------------------------------
  Change in net unrealized depreciation on investments            (181)
----------------------------------------------------------------------
Net loss on investments                                           (199)
----------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $4,211
----------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                SIX MONTHS
                                                                   ENDED                   YEAR
                                                                 MARCH 31,                 ENDED
                                                                   1998                SEPTEMBER 30,
                                                                (UNAUDITED)                1997
-------------------------------------------------------------------------------------------------
 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------------
  Net investment income                                          $  4,410                  10,988
-------------------------------------------------------------------------------------------------
  Net realized loss                                                   (18)                 (5,257)
-------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation/depreciation                 (181)                  3,620
-------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                4,211                   9,351
-------------------------------------------------------------------------------------------------
Net equalization charges                                              (83)                   (370)
-------------------------------------------------------------------------------------------------
Distribution from net investment income                            (4,904)                (11,368)
-------------------------------------------------------------------------------------------------
Net decrease from capital share transactions                       (4,416)                (30,234)
-------------------------------------------------------------------------------------------------
TOTAL DECREASE IN NET ASSETS                                       (5,192)                (32,621)
-------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------------

Beginning of period                                               171,400                 204,021
-------------------------------------------------------------------------------------------------
END OF PERIOD (including undistributed
net investment income of
$1,031 and $1,608, respectively)                                 $166,208                 171,400
-------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    DESCRIPTION OF THE      Kemper Short-Intermediate Government Fund is a
     FUND                    separate series of Kemper Portfolios, an open-end
                             management investment company organized as a business trust under the laws of Massachusetts. The
                             Fund offers four classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through March 31, 1998) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------

2    SIGNIFICANT             INVESTMENT VALUATION. Investments are stated at
     ACCOUNTING POLICIES     value. Fixed income securities are valued by using
                             market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Financial futures and options are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Over-the-counter traded fixed income options are valued based upon prices provided by market makers. Other securities and assets are valued at fair value as determined in good faith by the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis and includes discount amortization on all fixed income securities and premium amortization on mortgage-backed securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             The Fund may purchase securities with delivery or payment to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets equal to the value of the securities purchased. At March 31, 1998, the Fund had $18,323,000 in purchase commitments outstanding (11% of net assets) with a corresponding amount of assets segregated.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 3:00 p.m. Chicago time or the close of the Exchange. The net asset value per share is determined separately for each class

NOTES TO FINANCIAL STATEMENTS


                             by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended March 31, 1998. The accumulated net realized loss on sales of investments for federal income tax purposes at March 31, 1998, amounting to approximately $22,519,000, is available to offset future taxable gains. If not applied, the loss carryover expires during the period 2002 through 2006.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and any net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             EQUALIZATION ACCOUNTING. A portion of proceeds from sales and cost of redemptions of Fund shares is credited or charged to undistributed net investment income so that income per share available for distribution is not affected by sales or redemptions of shares.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH       INVESTMENT MANAGER COMBINATION. Effective December
     AFFILIATES              31, 1997, Zurich Insurance Company, the parent of
                             Zurich Kemper Investments, Inc. (ZKI), acquired a majority interest in Scudder, Stevens & Clark, Inc.
                             (Scudder), another major investment manager. As a result of this transaction, the operations of ZKI were combined with Scudder to form a new global investment organization named Scudder Kemper
                             Investments, Inc. (Scudder Kemper). The transaction resulted in the termination of the Fund's investment management agreement with ZKI, however, a new investment management agreement between the Fund and Scudder Kemper was approved by the Fund's
                             Board of Trustees and by the Fund's shareholders.
                             The new management agreement, which was effective
                             December 31, 1997, is the same in all material respects as the previous management agreement, except that Scudder Kemper is the new investment adviser to the Fund. In addition, the names of the Fund's principal underwriter and shareholder service agent were changed to Kemper Distributors, Inc. (KDI) and Kemper Service Company (KSvC), respectively.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with Scudder Kemper, and pays a management fee at an annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $470,000 for the six months ended March 31, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with KDI. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                     COMMISSIONS      COMMISSIONS ALLOWED
                                                                   RETAINED BY KDI      BY KDI TO FIRMS
                                                                   ---------------   ----------------------
                             Six months ended March 31, 1998           $3,000                59,000

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI

NOTES TO FINANCIAL STATEMENTS

                             receives any contingent deferred sales charges
                             (CDSC) from redemptions of Class B and Class C shares. Distribution fees, CDSC and commissions related to Class B and Class C shares are as follows:

                                                                  DISTRIBUTION FEES      COMMISSIONS AND
                                                                      AND CDSC          DISTRIBUTION FEES
                                                                   RECEIVED BY KDI    PAID BY KDI TO FIRMS
                                                                  -----------------   ---------------------
                             Six months ended March 31, 1998          $521,000               136,000

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees (ASF) paid are as follows:

                                                                           ASF PAID BY     ASF PAID BY
                                                                         THE FUND TO KDI   KDI TO FIRMS
                                                                         ---------------   ------------
                             Six months ended March 31, 1998                $201,000         201,000

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, KSvC is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $260,000 for the six months ended March 31, 1998.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. For the six months ended March 31, 1998, the Fund made no direct payments to its officers and incurred trustees' fees of $9,000 to independent trustees.

--------------------------------------------------------------------------------

4    INVESTMENT              For the six months ended March 31, 1998, investment
     TRANSACTIONS            transactions (excluding short-term instruments) are
                             as follows (in thousands):

                             Purchases                                  $301,354

                             Proceeds from sales                         308,567

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    CAPITAL SHARE         The following table summarizes the activity in
     TRANSACTIONS          capital shares of the Fund (in thousands):

                                                                  SIX MONTHS ENDED                   YEAR ENDED
                                                                      MARCH 31,                     SEPTEMBER 30,
                                                                        1998                            1997
                                                                ---------------------           ---------------------
                                                                SHARES        AMOUNT            SHARES        AMOUNT
                                       ------------------------------------------------------------------------------
                                        SHARES SOLD
                                        Class A                  2,466       $ 18,977            2,255       $ 18,889
                                       ------------------------------------------------------------------------------
                                        Class B                  1,286          9,913            2,120         16,310
                                       ------------------------------------------------------------------------------
                                        Class C                     64            499              520          4,058
                                       ------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       ------------------------------------------------------------------------------
                                        Class A                    183          1,427              255          1,994
                                       ------------------------------------------------------------------------------
                                        Class B                    276          2,136              815          6,352
                                       ------------------------------------------------------------------------------
                                        Class C                     15            113               28            219
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ------------------------------------------------------------------------------
                                        Class A                 (2,106)       (16,311)          (2,989)       (23,165)
                                       ------------------------------------------------------------------------------
                                        Class B                 (2,620)       (20,041)          (6,668)       (52,945)
                                       ------------------------------------------------------------------------------
                                        Class C                   (145)        (1,129)            (250)        (1,946)
                                       ------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                       ------------------------------------------------------------------------------
                                        Class A                  2,338         18,294            1,985         15,533
                                       ------------------------------------------------------------------------------
                                        Class B                 (2,351)       (18,294)          (1,994)       (15,533)
                                       ------------------------------------------------------------------------------
                                        NET DECREASE FROM
                                        CAPITAL SHARE TRANSACTIONS           $ (4,416)                       $(30,234)
                                       ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                    -------------------------------------------------------
                                                                              CLASS A
                                                    -------------------------------------------------------
                                                                  YEAR ENDED
                                                                   SEPTEMBER     TWO MONTHS     YEAR ENDED
                                                    SIX MONTHS        30,           ENDED        JULY 31,
                                                    ENDED MARCH   -----------   SEPTEMBER 30,   -----------
                                                     31, 1998     1997   1996       1995        1995   1994
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $7.80      7.89   8.08       8.09        8.11   8.63
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .23       .51    .54        .09         .54    .48
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                      (.01)     (.07)  (.20)      (.01)       (.03)  (.44)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                         .22       .44    .34        .08         .51    .04
-----------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .24       .53    .53        .09         .53    .45
-----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                     --        --     --         --          --    .11
-----------------------------------------------------------------------------------------------------------
Total dividends                                          .24       .53    .53        .09         .53    .56
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $7.78      7.80   7.89       8.08        8.09   8.11
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           2.93%     5.80   4.25       1.00        6.58    .41
-----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses                                                1.14%     1.19   1.15       1.05        1.06   1.06
-----------------------------------------------------------------------------------------------------------
Net investment income                                   5.77%     6.61   6.65       6.56        6.65   5.85
-----------------------------------------------------------------------------------------------------------

                                                    -------------------------------------------------------
                                                                              CLASS B
                                                    -------------------------------------------------------
                                                                  YEAR ENDED
                                                                   SEPTEMBER     TWO MONTHS     YEAR ENDED
                                                    SIX MONTHS        30,           ENDED        JULY 31,
                                                    ENDED MARCH   -----------   SEPTEMBER 30,   -----------
                                                     31, 1998     1997   1996       1995        1995   1994
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $7.77      7.85   8.05       8.06        8.08   8.61
-----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                  .18       .46    .46        .08         .47    .40
-----------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                      (.01)     (.07)  (.20)      (.01)       (.03)  (.44)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                         .17       .39    .26        .07         .44   (.04)
-----------------------------------------------------------------------------------------------------------
Less dividends:
  Distribution from net investment income                .21       .47    .46        .08         .46    .38
-----------------------------------------------------------------------------------------------------------
  Distribution from net realized gain                     --        --     --         --          --    .11
-----------------------------------------------------------------------------------------------------------
Total dividends                                          .21       .47    .46        .08         .46    .49
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $7.73      7.77   7.85       8.05        8.06   8.08
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                           2.24%     5.11   3.28        .87        5.68   (.48)
-----------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
-----------------------------------------------------------------------------------------------------------
Expenses                                                2.08%     2.02   1.97       1.91        1.87   1.93
-----------------------------------------------------------------------------------------------------------
Net investment income                                   4.83%     5.78   5.83       5.70        5.84   4.95
-----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                             -----------------------------------------------------------------------
                                                                             CLASS C
                                             -----------------------------------------------------------------------
                                                                                                YEAR     MAY 31
                                             SIX MONTHS       YEAR ENDED        TWO MONTHS      ENDED      TO
                                               ENDED        SEPTEMBER 30,          ENDED        JULY      JULY
                                             MARCH 31,    ------------------   SEPTEMBER 30,     31,       31,
                                                1998        1997      1996         1995         1995      1994
--------------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period             $7.78        7.86      8.06         8.06         8.08      8.09
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                            .20         .47       .47          .09          .47       .07
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized loss                (.01)       (.07)     (.20)        (.01)        (.03)     (.01)
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                   .19         .40       .27          .08          .44       .06
--------------------------------------------------------------------------------------------------------------------
Less distribution from net investment income       .22         .48       .47          .08          .46       .07
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $7.75        7.78      7.86         8.06         8.06      8.08
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                     2.42%       5.24      3.36         1.00         5.73       .77
--------------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
--------------------------------------------------------------------------------------------------------------------
Expenses                                          1.83%       1.86      1.85         1.74         1.78      1.83
--------------------------------------------------------------------------------------------------------------------
Net investment income                             5.08%       5.94      5.95         5.87         5.93      5.54
--------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
--------------------------------------------------------------------------------------------------------------------

                                             SIX MONTHS       YEAR ENDED        TWO MONTHS
                                               ENDED        SEPTEMBER 30,          ENDED        YEAR ENDED JULY 31,
                                             MARCH 31,    ------------------   SEPTEMBER 30,   ---------------------
                                                1998        1997      1996         1995         1995      1994
--------------------------------------------------------------------------------------------------------------------
Net assets at end of period (in thousands)    $166,208     171,400   204,021      239,619      246,248   266,640
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)               336%        164       180          173          597       916
--------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Data for the period ended March 31, 1998 is unaudited.

                                                                           NOTES

NOTES

TRUSTEES & OFFICERS

TRUSTEES                    OFFICERS
DANIEL PIERCE               MARK CASADY                    RICHARD L. VANDENBERG
Chairman and Trustee        President                      Vice President

DAVID W. BELIN              PHILIP J. COLLORA              LINDA J. WONDRACK
Trustee                     Vice President,                Vice President
                            Secretary and Treasurer
LEWIS A. BURNHAM                                           JOHN R. HEBBLE
Trustee                     JERALD K. HARTMAN              Assistant Treasurer
                            Vice President
DONALD L. DUNAWAY                                          MAUREEN E. KANE
Trustee                     THOMAS W. LITTAUER             Assistant Secretary
                            Vice President
ROBERT B. HOFFMAN                                          CAROLINE PEASON
Trustee                     ANN M. MCCREARY                Assistant Secretary
                            Vice President
DONALD R. JONES                                            ELIZABETH C. WERTH
Trustee                     ROBERT C. PECK, JR.            Assistant Secretary
                            Vice President
SHIRLEY D. PETERSON
Trustee                     KATHRYN L. QUIRK
                            Vice President
WILLIAM P. SOMMERS
Trustee

EDMOND D. VILLANI
Trustee

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LEGAL COUNSEL                       VEDDER, PRICE, KAUFMAN & KAMMHOLZ
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                                    Chicago, IL 60601
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SHAREHOLDER                         KEMPER SERVICE COMPANY
SERVICE AGENT                       P.O. Box 419557
                                    Kansas City, MO 64141
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CUSTODIAN AND                       INVESTORS FIDUCIARY TRUST COMPANY
TRANSFER AGENT                      801 Pennsylvania
                                    Kansas City, MO 64105
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PRINCIPAL UNDERWRITER               KEMPER DISTRIBUTORS, INC.
                                    222 South Riverside Plaza Chicago, IL 60606 www.kemper.com

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Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by
a Kemper Fixed Income prospectus.
KSIGF - 3 (5/98) 1047090